Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT I, R. Cary Blair, whose signature appears below, does hereby appoint James R. Fisher, Craig E. Eisenacher and George G. O’Brien or any one of them, as my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name for the purpose of executing on my behalf, in any and all capacities, the Company's Annual Report on Form 10-K for the year ended December 31, 2005 of Bristol West Holdings, Inc., or any amendment or supplement thereto and other documents related to or in connection therewith, and causing such Annual Report or any such amendment or supplement or other document to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, or otherwise, granting unto such attorneys-in-fact, or any one of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact, or any one of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of March 2006.

        /s/_R. Cary Blair_________
                      Director R. Cary Blair
                      Bristol West Holdings, Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT I, Richard T. Delaney, whose signature appears below, does hereby appoint James R. Fisher, Craig E. Eisenacher and George G. O’Brien or any one of them, as my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name for the purpose of executing on my behalf, in any and all capacities, the Company's Annual Report on Form 10-K for the year ended December 31, 2005 of Bristol West Holdings, Inc., or any amendment or supplement thereto and other documents related to or in connection therewith, and causing such Annual Report or any such amendment or supplement or other document to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, or otherwise, granting unto such attorneys-in-fact, or any one of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact, or any one of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of March 2006.

     /s/_Richard T. Delaney_____
                  Director Richard T. Delaney
              Bristol West Holdings, Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT I, Perry Golkin, whose signature appears below, does hereby appoint James R. Fisher, Craig E. Eisenacher and George G. O’Brien or any one of them, as my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name for the purpose of executing on my behalf, in any and all capacities, the Company's Annual Report on Form 10-K for the year ended December 31, 2005 of Bristol West Holdings, Inc., or any amendment or supplement thereto and other documents related to or in connection therewith, and causing such Annual Report or any such amendment or supplement or other document to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, or otherwise, granting unto such attorneys-in-fact, or any one of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact, or any one of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of March 2006.

        /s/_Perry Golkin_____
                     Director Perry Golkin
             Bristol West Holdings, Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT I, Inder-Jeet Gujral, whose signature appears below, does hereby appoint James R. Fisher, Craig E. Eisenacher and George G. O’Brien or any one of them, as my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name for the purpose of executing on my behalf, in any and all capacities, the Company's Annual Report on Form 10-K for the year ended December 31, 2005 of Bristol West Holdings, Inc., or any amendment or supplement thereto and other documents related to or in connection therewith, and causing such Annual Report or any such amendment or supplement or other document to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, or otherwise, granting unto such attorneys-in-fact, or any one of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact, or any one of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of March 2006.

      /s/_Inder-Jeet Gujral_____
            Director Inder-Jeet Gujral
            Bristol West Holdings, Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT I, Mary R. Hennessy, whose signature appears below, does hereby appoint James R. Fisher, Craig E. Eisenacher and George G. O’Brien or any one of them, as my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name for the purpose of executing on my behalf, in any and all capacities, the Company's Annual Report on Form 10-K for the year ended December 31, 2005 of Bristol West Holdings, Inc., or any amendment or supplement thereto and other documents related to or in connection therewith, and causing such Annual Report or any such amendment or supplement or other document to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, or otherwise, granting unto such attorneys-in-fact, or any one of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact, or any one of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of March 2006.

      /s/_Mary R. Hennessy_____
               Director Mary R. Hennessy
               Bristol West Holdings, Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT I, Eileen Hilton, whose signature appears below, does hereby appoint James R. Fisher, Craig E. Eisenacher and George G. O’Brien or any one of them, as my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name for the purpose of executing on my behalf, in any and all capacities, the Company's Annual Report on Form 10-K for the year ended December 31, 2005 of Bristol West Holdings, Inc., or any amendment or supplement thereto and other documents related to or in connection therewith, and causing such Annual Report or any such amendment or supplement or other document to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, or otherwise, granting unto such attorneys-in-fact, or any one of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact, or any one of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March 2006.

      /s/_Eileen Hilton______
               Director Eileen Hilton
                       Bristol West Holdings, Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT I, James N. Meehan, whose signature appears below, does hereby appoint James R. Fisher, Craig E. Eisenacher and George G. O’Brien or any one of them, as my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name for the purpose of executing on my behalf, in any and all capacities, the Company's Annual Report on Form 10-K for the year ended December 31, 2005 of Bristol West Holdings, Inc., or any amendment or supplement thereto and other documents related to or in connection therewith, and causing such Annual Report or any such amendment or supplement or other document to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, or otherwise, granting unto such attorneys-in-fact, or any one of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact, or any one of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of March 2006.

      /s/ James N. Meehan_____
               Director James N. Meehan
               Bristol West Holdings, Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT I, Scott C. Nuttall, whose signature appears below, does hereby appoint James R. Fisher, Craig E. Eisenacher and George G. O’Brien or any one of them, as my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name for the purpose of executing on my behalf, in any and all capacities, the Company's Annual Report on Form 10-K for the year ended December 31, 2005 of Bristol West Holdings, Inc., or any amendment or supplement thereto and other documents related to or in connection therewith, and causing such Annual Report or any such amendment or supplement or other document to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, or otherwise, granting unto such attorneys-in-fact, or any one of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact, or any one of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of March 2006.

      /s/ Scott C. Nuttall__
               Director Scott C. Nuttall
                               Bristol West Holdings, Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT I, Arthur J. Rothkopf, whose signature appears below, does hereby appoint James R. Fisher, Craig E. Eisenacher and George G. O’Brien or any one of them, as my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name for the purpose of executing on my behalf, in any and all capacities, the Company's Annual Report on Form 10-K for the year ended December 31, 2005 of Bristol West Holdings, Inc., or any amendment or supplement thereto and other documents related to or in connection therewith, and causing such Annual Report or any such amendment or supplement or other document to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, or otherwise, granting unto such attorneys-in-fact, or any one of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact, or any one of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of March 2006.

      /s/ Arthur J. Rothkopf__
               Director Arthur J. Rothkopf
                               Bristol West Holdings, Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT I, Todd A. Fisher, whose signature appears below, does hereby appoint James R. Fisher, Craig E. Eisenacher and George G. O’Brien or any one of them, as my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name for the purpose of executing on my behalf, in any and all capacities, the Company's Annual Report on Form 10-K for the year ended December 31, 2005 of Bristol West Holdings, Inc., or any amendment or supplement thereto and other documents related to or in connection therewith, and causing such Annual Report or any such amendment or supplement or other document to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, or otherwise, granting unto such attorneys-in-fact, or any one of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact, or any one of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of March 2006.

      /s/ Todd A. Fisher___
               Director Todd A. Fisher
               Bristol West Holdings, Inc.